UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

CHARTWELL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	005-59509 (Commission File No.)	95-3979080 (IRS Employer Identification No.)

1124 Smith Street, Suite 304

Charleston, WV 25301

(Address and telephone number of principal executive offices) (Zip Code)

(304) 345-8700

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Chartwell International, Inc. (the “Company”) previously filed a Current Report on Form 8-K on February 14, 2006 to announce completion of the acquisition of twenty (20) shares of common stock of Cranberry Creek Railroad, Inc., a New Jersey corporation (the “Stock Acquisition”). The Company indicated on the Form 8-K that it would file financial information required under Item 9.01 no later than 71 days after the date on which the initial report on Form 8-K was required to be filed. This Amendment No. 1 is filed to provide the required financial information.

Pursuant to Item 9.01 of Form 8-K, set forth below are the Financial Statements and Pro Forma Financial Information relating to the Stock Acquisition. Such information should be read in conjunction with the Company’s Current Reports on Form 8-K filed on February 14, 2006, and January 6, 2006, relating to the Stock Acquisition.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Independent Auditor’s Report on Financial Statements

Audited Balance Sheets – Cranberry Creek Railroad, Inc. as of December 31, 2005

Audited Statement of Operations – Cranberry Creek Railroad, Inc. for the year ended December 31, 2005

Audited Statement of Shareholders’ Equity – Cranberry Creek Railroad, Inc. for the year ended December 31, 2005

Audited Statement of Cash Flows – Cranberry Creek Railroad, Inc. for the year ended December 31, 2005

Audited Notes to the Financial Statements – Cranberry Creek Railroad, Inc. for the year ended December 31, 2005

(b)	Pro Forma Financial Information

Unaudited Pro Forma Combined Balance Sheet as of January 31, 2006

Unaudited Pro Forma Combined Statement of Operations from inception on March 3, 2005 to July 31, 2005 for Chartwell International, Inc. and for the year ended December 31, 2005 for Cranberry Creek Railroad, Inc.

2

Unaudited Pro Forma Combined Statement of Operations for the six months ended January 31, 2006

(c)	Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of Independent Registered Public Accounting Firm

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTWELL INTERNATIONAL, INC.,
a Nevada Corporation

Dated: April 26, 2006	By: /s/ Paul Biberkraut
Name:	Paul Biberkraut
Title:	Chief Financial and Administrative Officer

4

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

[See Financial Report December 31, 2005 Next Page]

i

CRANBERRY CREEK RAILROAD, INC.

FINANCIAL REPORT

DECEMBER 31, 2005

______________________________________________________________________________

CRANBERRY CREEK RAILROAD, INC.

DECEMBER 31, 2005

CONTENTS

INDEPENDENT AUDITOR'S REPORT ON FINANCIAL STATEMENTS	F-1

FINANCIAL STATEMENTS

Balance Sheet	F-2 / F-3

Statement Of Operations	F-4

Statement of Stockholders’ Equity	F-5

Statement of Cash Flows	F-6 / F-7

Notes to Financial Statements	F-8

PERRIN ACCOUNTING, P.C.

To the Board of Directors

Cranberry Creek Railroad, Inc.

140 East Main Street

Middleton, New York 10940

INDEPENDENT AUDITOR'S REPORT ON FINANCIAL STATEMENTS

We have audited the accompanying balance sheet of Cranberry Creek Railroad, Inc. as of December 31, 2005 and the related statements of operations, stockholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cranberry Creek Railroad, Inc. as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Perrin Accounting, P.C.

Baltimore, Maryland

March 23, 2006

CERTIFIED PUBLIC ACCOUNTANTS

MEMBERS: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

BALTIMORE, MARYLAND

NORTH EAST, MARYLAND

201 North Charles Street Suite 2204, Baltimore, Maryland 21201

Phone: 410-287-1300	Fax: 410-287-1312

14 Rogers Road  Suite 205, North East, Maryland 21901

     Phone: 410-287-1300 Fax: 410-287-1312

CRANBERRY CREEK RAILROAD, INC.

BALANCE SHEET

ASSETS

DECEMBER 31, 2005

CURRENT ASSETS
Cash	$ 91,486
Accounts Receivable - Note 1	9,015
TOTAL CURRENT ASSETS	100,501
FIXED ASSETS - Note 1
Locomotives and Equipment	51,913
Land	5,707
Track and Crossings	8,804
Track Maintenance Equipment	2,604
Terminal and Shop	908
Bridges	827
Total Fixed Assets	70,763
Less Accumulated Depreciation	(58,742)
TOTAL FIXED ASSETS, NET	12,021

$ 112,522

____________________________

The notes to the financial statements are an integral part of this statement

CRANBERRY CREEK RAILROAD, INC.

BALANCE SHEET

LIABILITIES AND STOCKHOLDERS’ EQUITY

DECEMBER 31, 2005

CURRENT LIABILITIES
Accounts Payable and Accrued Wages	$ 17,099
Accrued Federal and State Income Taxes and Penalties	42,513
Accrued Legal Fees	49,339
TOTAL CURRENT LIABILITIES	108,951
LONG-TERM LIABILITIES
TOTAL LIABILITIES	108,951

COMMON STOCK - No Par Value 30 Shares Authorized, Issued, and Outstanding	451
RETAINED EARNINGS - Note 1	3,120
TOTAL STOCKHOLDER'S EQUITY	3,571
$ 112,522

____________________________

The notes to the financial statements are an integral part of this statement

CRANBERRY CREEK RAILROAD, INC.

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

REVENUE
Freight Interchange Revenue - Note 1	$ 141,633
Interest and Other	3,119
NET REVENUE	144,752
OPERATING EXPENSES
Wages, and Payroll Taxes	59,920
Real Estate Taxes	28,685
Accounting and Tax Preparation	17,354
Road and Right of Way Maintenance	16,418
Repairs and Maintenance	12,698
Station and Other Operating Expenses	8,562
Fuel and Locomotive Expenses	7,735
Insurance Expense	6,021
Employee Benefits	5,140
Total Operating Expenses	162,533
LOSS FROM OPERATIONS	(17,781)
Legal Fees	51,983
Federal and State Tax Penalties - Note 1	18,218
Total Non Recurring Expenses	70,201
LOSS BEFORE INCOME TAXES	(87,982)
Income Tax Expense - Note 1	(23,977)
NET INCOME, (LOSS)	$ (111,959)

______________

The notes to the financial statements are an integral part of this statement

CRANBERRY CREEK RAILROAD, INC.

STATEMENT OF STOCKHOLDERS’ EQUITY

YEAR ENDED DECEMBER 31, 2005

	Stock	Retained Earnings
Balance January 1, 2005 - Note 1	$ 451	$ 98,788

Prior Period Adjustment - Correction Of Error	0	16,291

Net (Loss) Year Ended December 31, 2005	0	(111,959)

Balance December 31, 2005	$ 451	$ 3,120

______________________

The notes to the financial statements are an integral part of this statement

CRANBERRY CREEK RAILROAD, INC.

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
Freight Interchange Revenue	$ 146,322
Interest and Other	3,437
149,759

Operating Expenses	145,434
Legal Fees	2,644
148,078
Net Cash Provided by Operating Activities	1,681
CASH FLOWS USED BY INVESTING ACTIVITIES

CASH FLOWS USED BY FINANCING ACTIVITIES

NET INCREASE IN CASH	1,681
CASH AT BEGINNING OF YEAR	89,805
CASH AT END OF YEAR	$ 91,486
SUPPLEMENTAL DISCLOSURE
Cash Paid During the Year For Interest	$ 0

________________________

The notes to the financial statements are an integral part of this statement.

CRANBERRY CREEK RAILROAD, INC.

STATEMENT OF CASH FLOWS

RECONCILIATION OF NET LOSS TO

NET CASH PROVIDED BY OPERATING ACTIVITIES

YEAR ENDED DECEMBER 31, 2005

Net (Loss)	$ (111,959)
Adjustments To Reconcile Net Loss To
Net Cash Provided By Operating Activities
Increase in Accounts Payable and Accrued Wages	17,099
Decrease in Accounts Receivable	4,689
Increase in Accrued Taxes and Penalties	42,513
Increase in Accrued Legal Fees	49,339
Total Adjustments	113,640
Net Cash Provided by Operating Activities	$ 1,681

________________________

The notes to the financial statements are an integral part of this statement.

CRANBERRY CREEK RAILROAD, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

Note 1 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cranberry Creek Railroad, Inc. (The Corporation) was created pursuant to Articles of Incorporation dated 1956 in accordance with provisions of New Jersey Law. In 1961 the Corporation purchased all the outstanding stock of the The Middletown and New Jersey Railway Company, Inc. (The M&NJ). The Corporation owns and operates this shortline railroad on approximately 138 acres in Orange County, New York.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Method of Accounting

The Corporation reports on the accrual basis for both financial and tax reporting in accordance with accounting principles generally accepted in the United States of America. The accounting policies followed for financial reporting are as follows:

Cash Equivalents

The Corporation's policy is to classify all checking accounts, money market accounts, and other demand deposits as cash equivalents.

Income Taxes

Income Taxes are paid on earnings as provided by current federal and state income tax statutes. In 2005 the Corporation filed current and prior years’ tax returns and accrued the income tax expense of $ 23,977 and accrued penalties and interest of $ 18,218.

Property

Property is recorded at cost and depreciated over its estimated useful life as required by generally accepted accounting principles.

Prior Period Adjustment

In 2005 the Corporation performed its first financial audit and estimated, and corrected, the acquisition cost of certain property.

Concentration of Credit Risk

The Corporation derives all its revenue from a single class one railroad customer, the Norfolk Southern.

(b)	Pro Forma Financial Information

The Transaction

On December 30, 2005, Chartwell International, Inc. (the “Company”) entered into a Contract of Sale of Stock (the “Contract”) with the Estate of Pierre T. Rasmussen (the “Seller”), for the purchase of twenty (20) shares of common stock (the “Shares”) of Cranberry Creek Railroad, Inc., a New Jersey corporation (“Cranberry Creek”). The Contract was amended on February 10, 2006 (the “Contract” as amended, the “Agreement”). Under the terms of the Agreement, the Company purchased sixty-six and two-thirds percent (66 2/3%) of all the outstanding shares of capital stock in Cranberry Creek for $1.65 million (the “Purchase Price”).

The Purchase Price consists of (i) a cash payment of One Million One Hundred Fifty Thousand and No/100 Dollars ($1,150,000) and (ii) the issuance of two-year convertible promissory notes in the aggregate principal amount of Five Hundred Thousand and No/100 Dollars ($500,000) at approximately eight percent (8%) annual interest rate, convertible into 158,000 shares of common stock of the Company at the end of the term of the note at a price per share of $3.165 (the “Note”). Interest on the Note shall be payable quarterly beginning May 15, 2006 at a rate of two percent (2%) of the principal outstanding balance on each respective payment due date.

The Company has initiated legal proceedings in the Superior Court of New Jersey – Chancery Division to seek enforcement of a stipulated Court Order Settlement binding the individual owner of the remaining thirty-three and one-thirds percent (33 1/3%) to sell his ten (10) shares of common stock in Cranberry Creek to the Company.

Cranberry Creek is a New Jersey corporation that owns one hundred percent (100%) of the outstanding capital stock in Middletown and New Jersey Railway Company, Inc., a New York Corporation (“M&NJ”). M&NJ owns and operates a short-line railroad in Middletown, New York.

The Entities Involved

Chartwell International, Inc. acquired 66 2/3% of the stock of Cranberry Creek Railroad, Inc.

Pro Forma Reporting Periods

Chartwell International, Inc. currently reports on a fiscal year that ends on July 31. Cranberry Creek Railroad, Inc. currently reports on a calendar year that ends on December 31.

The Unaudited Pro Forma Combined Balance Sheet as of January 31, 2006, includes the balance sheet of Chartwell International, Inc. and its subsidiaries as of January 31, 2006, and the balance sheet of Cranberry Creek Railroad, Inc. and its subsidiary as of December 31, 2005. Because of the differing accounting periods, the consolidated balance sheet of Chartwell International, Inc. at January 31, 2006, are combined with the consolidated balance sheet of Cranberry Creek Railroad, Inc. at December 31, 2005. Chartwell International, Inc. began including its acquisition of 66 2/3% of Cranberry Creek Railroad, Inc. in its consolidated financial statements from February 14, 2006.

The Unaudited Pro Forma Combined Statement of Operations for the period from inception on March 3, 2005 through July 31, 2005, give effect to the acquisition of 66 2/3% of Cranberry Creek Railroad, Inc. and its subsidiary as if the acquisition occurred on March 3, 2005, and includes the statement of operations of Chartwell International, Inc. and its subsidiaries from inception on March 3, 2005 through July 31, 2005, and the statement of operations of Cranberry Creek Railroad, Inc. and its subsidiary for the fiscal year ended December 31, 2005. It is impracticable to bring the statement of operations of Cranberry Creek Railroad, Inc. to within 93 days of Chartwell International’s most recent fiscal year end because of the bookkeeping practices adopted by Cranberry Creek Railroad, Inc.

The Unaudited Pro Forma Combined Statement of Operations for the six months ended January 31, 2006, are based on the historical financial statements of Chartwell International, Inc. and Cranberry Creek Railroad, Inc., after giving effect to the acquisition of 66 2/3% of Cranberry Creek Railroad, Inc. and its subsidiary as if the acquisition occurred on inception on March 3, 2005. Because of the differing accounting periods, the operating results of Chartwell International, Inc. for the six months ended January 31, 2006, are combined with the operating results of Cranberry Creek Railroad, Inc. for the six months ended December 31, 2005.

The unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations that would have actually been reported had the acquisition of 66 2/3% of Cranberry Creek Railroad, Inc. and its subsidiary occurred as of March 3, 2005, nor are these pro forma financial statements necessarily indicative of the future financial position or results of operations of the combined companies.

The unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of Chartwell International, Inc. included in the annual report on Form 10-KSB and quarterly reports on Form 10-QSB and the historical consolidated financial statements and accompanying notes of Cranberry Creek Railroad, Inc. included herein.

[Chartwell International, Inc.

Pro-forma Financial Information

See Next Page]

Chartwell International, Inc. (A Development Stage Company) Pro-forma Consolidated Balance Sheets (in thousands) (Unaudited)

			Acquisition
	Chartwell (1)	Cranberry (2)	Adjustments (3)	Pro-Forma
ASSETS
Current assets
Cash	$ 3,227	$ 92	$ (1,171)	$ 2,148
Accounts receivable	-	9	-	9
Deposit	548	-	-	548
Other	13	-	-	13
Total current assets	3,788	101	(1,171)	2,718

Long-term assets
Property and equipment, net	3,603	5	1,469	5,077
Land	1,008	7	701	1,716
Mineral rights	2,225	-	-	2,225
Option on mineral rights	5,287	-	-	5,287
Total long-term assets	12,123	12	2,170	14,305

Total Assets	$ 15,911	$ 113	$ 999	$ 17,023

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$ 674	$ 109	$ 40	$ 823
Due to related parties	93	-	-	93
Notes payable	717	-	-	717
Total current liabilities	1,484	109	40	1,633

Long-term liabilities
Notes payable, net of current portion	1,115	-	500	1,615
Total long-term liablities	1,115	-	500	1,615

Minority interests	-	-	463	463

Total liabilities	2,599	109	1,003	3,711

Stockholders' equity
Preferred stock, $0.001 par value,
25,000 shares authorized	-	-	-	-
Common stock, $0.001 par value
100,000 authorized, 15,600 shares
issued and outstanding	16	1	(1)	16
Additional paid in capital	15,960	-	-	15,960
Accumulated deficit	(2,664)	3	(3)	(2,664)
Total shareholders' equity	13,312	4	(4)	13,312

Total liabilities and stockholders' equity	$ 15,911	$ 113	$ 999	$ 17,023

v

Chartwell International, Inc. (A Development Stage Company) Pro-forma Consolidated Statement of Operations For the Year Ended July 31, 2005 (in thousands, except per share data) (Unaudited)

			Acquisition
	Chartwell (1)	Cranberry (2)	Adjustments (3)	Pro-Forma

Revenue	$ -	$ 145	$ -	$ -
Cost of Revenue	-	-	-	-

Gross Profit	-	145	-	-
General and administrative expenses	159	233	-	392

Loss from operations	(159)	(88)	-	(392)

Other income (expense)
Interest, net	21	-	(40)	(19)
Finance placement fee	(836)	-	-	(836)

Total other income (expense)	(815)	-	(40)	(855)

Loss before income taxes and minority interest	(974)	(88)	(40)	(1,247)

Income taxes	-	24	-	(1,247)
Minority interest	-	-	(37)	(37)

Net loss	$ (974)	$ (112)	$ (3)	$ 37

Net loss per share
basic	$ (0.16)	$ (112.00)	n/a	$ 0.01
fully diluted	$ (0.16)	$ (112.00)	n/a	$ 0.01

Weighted average number of common shares outstanding
basic	5,975	1	(1)	5,975
fully diluted	5,975	1	(1)	5,975

Chartwell International, Inc. (A Development Stage Company) Pro-forma Consolidated Statement of Operations For the Six Months Ended January 31, 2006 (in thousands, except per share data) (Unaudited)

			Acquisition
	Chartwell	Cranberry (4)	Adjustments (3)	Pro-Forma

Revenue	$ -	$ 73	$ -	$ 73
Cost of Revenue	-	-	-	-

Gross Profit	-	73	-	73
General and administrative expenses	1,646	81	-	1,727

Loss from operations	(1,646)	(9)	-	(1,655)

Other income (expense)
Interest, net	(47)	-	(20)	(67)
Gain on note settlement	35	-	-	35
Finance placement fee	(33)	-	-	(33)

Total other income (expense)	(45)	-	(20)	(65)

Loss before minority interest	(1,691)	(9)	(20)	(1,720)

Minority interest	-	-	(3)	(3)

Net loss	$ (1,691)	$ (9)	$ (17)	$ (1,717)

Net loss per share
basic	$ (0.11)	$ (8.50)	n/a	$ (0.12)
fully diluted	$ (0.11)	$ (8.50)	n/a	$ (0.12)

Weighted average number of common shares outstanding
basic	14,869	1	(1)	14,869
fully diluted	14,869	1	(1)	14,869

Notes:
(1) Chartwell International, Inc.'s ("Chartwell") balance sheet reflects balances as of January 31, 2006 and statements of operations from March 3, 2005 (inception) to July 31, 2005;
(2) Cranberry Creek Railroad, Inc.'s ("Cranberry") balance sheet reflects balances as of December 31, 2005 and statements of operations for the year ended December 31, 2005;
(3) On February 10, 2006 Chartwell acquired 2/3rds of the outstanding stock of Cranberry for cash of $1,171,471 and an 8% convertible promissory note of $500,000. Chartwell anticipates acquiring the additional 1/3rd of the outstanding common stock of Cranberry for $500,000. This amount has been reflected as a minority interest. The interest on the convertible promissory note has been reflected as if it existed for the year ended December 31, 2005 and the six months ended December 31, 2005;
(4) Cranberry's statement of operations reflect an estimate of the six months ended December 31, 2005 based on 50% of the statement of operations for the year ended December 31, 2005 adjusted for non-recurring expenses. Financial statements for the six months ended December 31, 2005 were not available nor feasible to create. In the opinion of management the adjustments are necessary to a fair statement to the result of the interim period present herein.